EXHIBIT 99.6

                                              EXECUTION COPY

                     AMENDMENT NO.  4 TO
                  SERIES 1998-1 SUPPLEMENT

                  Dated as of June 10, 1999


          THIS AMENDMENT NO. 4 TO SERIES 1998-1 SUPPLEMENT (this "Amendment") dated as of June 10, 1999 is entered into between SPECIALTY FOODS FINANCE CORPORATION (the "Company"), SFC NEW HOLDINGS, INC. ("SFC"), THE CHASE MANHATTAN BANK, as trustee (the "Trustee"), the financial institutions party to that certain Series 1998-1 Certificate Purchase Agreement, dated as of March 31, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Certificate Purchase Agreement") as "VFC Certificateholders" (the "VFC Certificateholders") and Bankers Trust Company ("Bankers Trust"), individually as a VFC Certificateholder and as agent for the VFC Certificateholder (in such capacity, the "Agent").

                    W I T N E S S E T H:

          WHEREAS, the Company, SFC as Master Servicer and the Trustee are parties to that certain Series 1998-1 Supplement, dated as of March 31, 1998 (as amended, the "Supplement") to that certain Pooling Agreement (as amended, the "Pooling Agreement") dated as of November 16, 1994;

          WHEREAS, the parties hereto have agreed to amend the Supplement on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.     Definitions.  Capitalized terms
used herein and not defined herein shall have the meanings set forth in the Pooling Agreement and the Supplement, as applicable.

          SECTION 2.     Amendments to the Supplement.  The
Supplement is hereby amended as follows:


          2.1  The definition of "Control Party" in Section
1.1 of the Supplement is hereby amended by deleting the period (".") at the conclusion thereof and substituting the following: provided, that, with respect to any amendment to or modification of any Early Amortization Event, "Control Party" shall mean the Agent acting at the direction of holders of VFC Certificates representing Fractional Undivided Interests and/or Commitments aggregating more than 75% of the Invested Amount (or the Aggregate Commitment as applicable).

          2.2  The definition of "Scheduled Termination
Date" in Section 1.1 of the Supplement is hereby amended to delete therefrom the date "December 15, 1999" and to substitute therefor "December 15, 2000".


          SECTION 3.  Covenants, Representations and Warran
ties of the Borrowers.

          3.l Upon the effectiveness of this Amendment, each of the Company and SFC, as Master Servicer hereby reaffirms all covenants, representations and warranties made by it in the Supplement and in the other Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, except to the extent any such representation and warranty was expressly made as of any other date, in which case such representation and warranty was true and correct in all material respects as of such other date.

          3.2  Each party hereto hereby represents and
warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against each such party in accordance with its terms.

          SECTION 4.     Conditions Precedent.   This
Amendment shall become effective as of the date hereof upon:

          4.1  the Agent's and the Trustee's receipt of:

          (a) executed counterparts of this Amendment, executed by each of the parties hereto and acknowledged by all of the VFC Certificateholders party to this Amendment;

          (b) executed counterparts of Amendment No. 3 to the Series 1998-1 Supplement and Amendment No. 1 to the Series 1998-1 Certificate Purchase Agreement, executed by each of the parties thereto and acknowledged by the Required Certificateholders (as such term is defined in the Certificate Purchase
     Agreement);

          (c) written confirmation from the Rating Agencies that this Amendment will not result in a reduction or withdrawal of its rating of the VFC Certificates;

          (d) an opinion of counsel for SFC as to, among other things, the execution, delivery, authorization and performance by SFC of this Amendment as against SFC;

          (f) executed assignments evidencing that each of Compagnie Financiere de CIC, GCB Investment Portfolio and Ospry Investments and Crescent/Mach I Partners,
     L.P. have assigned all of such parties' right, title and interest in and to their respective VFC
     Certificates to (i) one or more of the VFC
     Certificateholders on the signature pages hereto or
     (ii) any other party which has agreed in writing to be bound by this Amendment ; and

          4.2  the payment to the Agent not later than two
(2) Business Days following the effectiveness of the assignments described in clause (f) above, for the benefit of each VFC Certificateholder, a fee equal to 0.25 percent times the aggregate amount of each such VFC Certificateholder's Commitments (after giving effect to such assignments).


          SECTION 5.  Miscellaneous.

          5.1  Ratification and Acknowledgment.   As amended
hereby, the Supplement is in all respects ratified and confirmed and the Supplement as so supplemented by this Amendment shall be read, taken and so construed as one and the same instrument. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Supplement, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          5.2  Amendment.   The terms of this Amendment
shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument executed by all parties hereto.

          5.3  Parties; Severability.   Whenever in this
Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, a debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

          5.4  Execution in Counterparts; Governing Law
This Amendment may be executed in any numbers of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of New
York.

          5.5  Section Titles.   The section titles
contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                SPECIALTY FOODS FINANCE CORPORATION


                                   By:
                                       Name:
                                            Title:



                                   SFC NEW HOLDINGS, INC.



                                   By:
                                         Name:
                                         Title:



                                     THE CHASE
                                   MANHATTAN BANK, not in its  individual
                                   capacity but solely as Trustee


                                   By:
                                         Name:
                                              Title:

                                   BANKERS TRUST COMPANY,
                                    as Agent and VFC Certificateholder


                                   By:
                                         Name:
                                              Title:


Acknowledged and consented to:


NATEXIS BANQUE


By:
      Name:
      Title:


COOPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A.
"RABOBANK NEDERLAND" NEW YORK BRANCH


By:
      Name:
      Title: